UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                       Date of Report: September 23, 2004
                        (Date of earliest event reported)



                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)



              Nevada                     0-17371               88-0182808
   (State or other jurisdiction        (Commission            (I.R.S. Employer
of incorporation or organization)      File Number)       Identification Number)


                         9520 North May Ave., Suite 300
                          Oklahoma City, Oklahoma 73120
          (Address of principal executive offices, including zip code)



                                 (405) 488-1304
                         (Registrant's telephone number,
                              including area code)

Item 2.02.  Results of Operations and Financial Condition.

         On September 23, 2004, Quest Resource Corporation issued a press release, a copy of which is included herewith as Exhibit 99.1. The press release provides material non-public information regarding Quest Resource Corporation's results of operations for its fiscal year ended May 31, 2004, including certain non-GAAP financial measures and reconciliations of those non-GAAP financial measures to GAAP.

Item 9.01.  Financial Statements and Exhibits

         The following material is furnished pursuant to Item 9.01 as exhibits to this Current Report on Form 8-K.

         (c) Exhibits

         Exhibit Number    Description

             99.1 Press release of Quest Resource Corporation issued September 23, 2004

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             QUEST RESOURCE CORPORATION



                                             By: /s/ Jerry D. Cash
                                                _______________________________
                                                Jerry D. Cash
                                                Chief Executive Officer

         Date: September 23, 2004